CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2015

To the Stockholders of

     Central Securities Corporation:

     Financial data for the quarter ended March 31, 2015 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative net assets are as follows:

	Mar. 31, 2015	Dec. 31, 2014	Mar. 31, 2014
Net assets	$641,613,033	$649,760,644	$649,683,694
Net assets per share of Common Stock	$26.06	$26.18	$26.94
Shares of Common Stock outstanding	24,619,118	24,819,241	24,117,323

     Comparative operating results are as follows:

	Three months ended March 31,
	2015	2014
Net investment income	$732,053	$511,468
Per share of Common Stock	.03 *	.02	*
Net realized gain on sale of investments	35,750,693	4,268,848
Decrease in net unrealized appreciation of investments	(40,290,084)	(1,379,245)
Increase (decrease) in net assets resulting from operations	(3,807,338)	3,401,071

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

     We are pleased to report that at the Corporation’s annual meeting on March 18, 2015, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year 2015. A stockholder proposal requesting that the Board of Directors consider liquidation of the Corporation was not approved. At the Board of Directors meeting on the same day, L. Price Blackford was elected Lead Independent Director of the Board.

     In the quarter ended March 31, 2015, the Corporation repurchased 203,123 shares of its Common Stock at an average price of $21.70 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

Central Securities Corporation Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
April 22, 2015

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2015
(Common Stock unless specified otherwise)
(unaudited)

			Number of Shares
					Held March 31, 2015

	Purchased		Sold

Agilent Technologies, Inc.			480,000		—
Alleghany Corporation	11,000				21,000
American Express Company	40,000				40,000
Analog Devices, Inc.			160,000		400,000
Capital One Financial Corporation	50,000				290,000
Citizens Financial Group, Inc.	50,000				50,000
Clean Harbors, Inc.			150,000		—
Discovery Communications, Inc.			50,000		—
eBay Inc.			220,000		—
General Electric Company			50,000		200,000
GeoMet, Inc. Series A Convertible Redeemable
Preferred Stock	10,749	(a)			354,743
Intel Corporation	250,000				1,450,000
Precision Castparts Corporation	45,000				45,000
Rayonier Inc.	152,700				580,000
Sonus Networks, Inc.			2,400,000	(b)	600,000
Walgreen Boots Alliance, Inc.			240,000		—

(a) Received as a dividend.
(b) Reverse stock split (1-for-5).

TEN LARGEST INVESTMENTS
March 31, 2015
(unaudited)

			Percent of Net Assets	Year First Acquired
	Cost	Value
	(millions)
The Plymouth Rock Company, Inc.	$0.9	$132.5	20.7%	1982
Intel Corporation	22.9	45.3	7.1	1986
Coherent, Inc	17.5	42.7	6.7	2007
Analog Devices, Inc.	3.0	25.2	3.9	1987
The Bank of New York Mellon Corporation	16.1	25.2	3.9	1993
Capital One Financial Corporation	16.9	22.9	3.6	2013
Brady Corporation	6.0	22.3	3.5	1984
Citigroup Inc.	19.7	20.6	3.2	2013
Motorola Solutions, Inc.	14.3	20.0	3.1	2000
Rayonier Inc.	18.9	15.6	2.4	2014

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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